                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of November 1, 1994 94-7 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from November 1, 1994 to November 30, 1994 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12 day of December, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  -----------------------------
                                    Robley D. Evans
                                    Vice President and Controller

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.70%, 7.60%, 8.00%,
                              8.35%, 8.55%. 8.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-7
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                November, 1994

                       CUSIP#'S  393505-EA6, EB4, EC2, ED0, EE8, EF5
                       TRUST ACCOUNT #3333889-0
                       REMITTANCE DATE: 12/15/94


                                                                          Total $                  Per $1,000
                                                                          Amount                    Original
                                                                     -----------------        --------------------
Class A Certificates
- --------------------
(1)  Amount available (including Monthly
     Servicing Fee)                                                     $6,704,430.03

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Interest                                            367,383.33                   7.81666660
          b. Class A-2 Interest                                            505,400.00                   8.86666667
          c. Class A-3 Interest                                            457,333.33                   9.33333327
          d. Class A-4 Remittance Rate
              (8.35%,unless Weighted Average
               Contract Rate is below 8.35%)                                    8.35%
          e. Class A-4 Interest                                            496,825.00                   9.74166667
          f. Class A-5 Remittance Rate
              (8.55%,unless Weighted Average
               Contract Rate is below 8.55%)                                    8.55%
          g. Class A-5 Interest                                            199,500.00                   9.97500000
          h. Class A-6 Remittance Rate
              (8.95%,unless Weighted Average
               Contract Rate is below 8.95%)                                    8.95%
          i. Class A-6 Interest                                            595,436.04                  10.44166664

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                                            .00                          .00

     (4)  Remaining:
          a. Unpaid Class A Interest
             Shortfall                                                            .00                          .00
B.   Principal
     (5)  Formula Principal Distribution
          Amount                                                         3,303,704.79                          N/A
          a. Scheduled Principal                                           545,981.09                          N/A
          b. Principal Prepayments                                       2,533,658.74                          N/A
          c. Liquidated Contracts                                                 .00                          N/A
          d. Repurchases                                                   224,064.96                          N/A

     (6)  Pool Scheduled Principal
            Balance                                                    350,188,653.21                 990.65409841
    (6a)  Pool Factor                                                       .99065410

     (7)  Unpaid Class A Principal Shortfall
           (if any) following prior Remittance
           date                                                                   .00


                       GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.70%, 7.60%, 8.00%,
                              8.35%, 8.55%. 8.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-7
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                November, 1994
                                    Page 2


                       CUSIP#'S  393505-EA6, EB4, EC2, ED0, EE8, EF5
                       TRUST ACCOUNT #3333889-0
                       REMITTANCE DATE: 12/15/94


                                                          Total $              Per $1,000
                                                          Amount                Original
                                                       -------------        ----------------
  (8)   Class A Percentage for such Remittance
        Date (Until Class B Cross-Over Date,
        and on each Remittance Date thereafter
        unless each Class B Principal
        Distribution Test is satisfied, equals
        Class A Principal Balance divided by
        pool Scheduled Principal Balance)                     88.50%

  (9)   Class A Percentage for the following
        Remittance Date                                       88.39%
 (10)   Class A Principal Distribution:
        a.  Class A-1                                   3,303,704.79             70.29159128
        b.  Class A-2                                            .00                     .00
        c.  Class A-3                                            .00                     .00
        d.  Class A-4                                            .00                     .00
        e.  Class A-5                                            .00                     .00
        f.  Class A-6

 (11)   Class A-1 Principal Balance                    43,696,295.21            929.70840872
(11a)   Class A-1 Pool Factor                              .92970841

 (12)   Class A-2 Principal Balance                    57,000,000.00            1000.0000000
(12a)   Class A-2 Pool Factor                             1.00000000

 (13)   Class A-3 Principal Balance                    49,000,000.00            1000.0000000
(13a)   Class A-3 Pool Factor                             1.00000000

 (14)   Class A-4 Principal Balance                    51,000,000.00            1000.0000000
(14a)   Class A-4 Pool Factor                             1.00000000

 (15)   Class A-5 Principal Balance                    20,000,000.00            1000.0000000
(15a)   Class A-5 Pool Factor                             1.00000000

 (16)   Class A-6 Principal Balance                    57,025,000.00            1000.0000000
(16a)   Class A-6 Pool Factor                             1.00000000

 (17)   Unpaid Class A Principal Shortfall
        (if any)following current Remittance
        Date                                                     .00

                        GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.70%, 7.60%, 8.00%,
                              8.35%, 8.55%. 8.95%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-7
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                 November, 1994
                                     Page 3

                                                   CUSIP#'S 393505-EA6, EB4, EC2, ED0, EE8, EF5
                                                   TRUST ACCOUNT #3333889-0
                                                   REMITTANCE DATE: 12/15/94
                                                                               Total $            Per $1,000
                                                                                Amount             Original
                                                                         --------------------  -----------------

C. Aggregate Scheduled Balances and Number of Delinquent
   Contracts as of Determination Date

 (18) 31-59 days                                                                   909,171.04                 27

 (19) 60 days or more                                                                     .00                  0

 (20) Current Month Repossessions                                                         .00                  0

 (21) Repossession Inventory                                                              .00                  0

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in December 1999)

(22) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current
         Remittance Date                                                                                       0%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 4%)                                                                            0%

(23) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current
         Remittance Date                                                                                     .26%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 6%)                                                                            0%

(24) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 7% from December 1, 1999 to
         November 30, 2000, 9% from December 1, 2000 to
         NOvember 30, 2001 and 10% thereafter)                                                                 0

(25)  Current Realized Losses Test

     (a) Current Realized Losses for current Remittance
         Date                                                                                                  0

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.70%, 7.60%, 8.00%,
                              8.35%, 8.55%. 8.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-7
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                November, 1994
                                    Page 4


                       CUSIP#'S  393505-EA6, EB4, EC2, ED0, EE8, EF5
                       TRUST ACCOUNT #3333889-0


                       REMITTANCE DATE: 12/15/94

     (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          may not exceed 2.50%)                                             0

(26)      Class B Principal Balance Test

     (a)  Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance for prior Remittance date (must
          equal or exceed 23%) and the Class B Principal Balance
          as of such Remittance Date is greater than or equal
          to $7,069,847.00                                             11.50%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 9.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-7
                            CLASS M-1 CERTIFICATES
                                MONTHLY REPORT
                                November, 1994
                                    Page 5


                             CUSIP#'S  393505-EG3
                             TRUST ACCOUNT #3333889-0
                             REMITTANCE DATE: 12/15/94


                                                    Total $                  Per $1,000
                                                    Amount                    Original
                                                --------------           -----------------
CLASS M1 CERTIFICATES
- ---------------------
 (27)   Amount available (including Monthly
        Servicing Fee)                              778,847.54

   A.   Interest
 (28)   Aggregate interest

        (a)  Class M-1 Remittance Rate
             (9.25%, unless Weighted Average
             Contract Rate is below 9.25%)               9.25%

        (b)  Class M-1 Interest                     343,336.88                 10.79166682

 (29)   Amount applied to:
        a.   Unpaid Class M-1 Interest Shortfall           .00                           0

 (30)   Remaining:
        a.   Unpaid Class M-1 Interest Shortfall           .00                           0

   B.   Principal
 (31)   Formula Principal Distribution Amount
        a.   Scheduled Principal                           .00                         N/A
        b.   Principal Prepayments                         .00                         N/A
        c.   Liquidated Contracts                          .00                         N/A
        d.   Repurchases                                   .00                         N/A

 (32)   Class M-1 Principal Balance              31,815,000.00               1000.00000000
(32a)   Class M-1 Pool Factor                       1.00000000

 (33)   Class M-1 Percentage after prior
        Remittance Date                                    .00

 (34)   Class M-1 Percentage for such Remittance
        Dated                                              .00

 (35)   Class M-1 Percentage for the following
        Remittance Date                                    .00

 (36)   Class M-1 Principal Distribution:
        a.   Class M-1                                     .00                  0.00000000

 (37)   Unpaid Class M-1 Principal Shortfall
        (if any) following prior Remittance Date           .00

 (38)   Unpaid Class M-1 Principal Shortfall
        (if any) following current Remittance Date         .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 9.00%, 9.35%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-7
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                 November, 1994

                           CUSIP#'S 393505 EH1, EJ7
                           REMITTANCE DATE: 12/15/94

                                                 Total $        Per $1,000
                                                  Amount         Original
                                             ---------------   ------------
 Class B1 Certificates
 -----------------------
  (1)  Amount Available less the Class A
       Distribution Amount and Class M-1
       Distribution amount (including
       Monthly Servicing Fee)                     435,510.66

  (2)  Class B-1 Remittance Rate (9.00%
       unless Weighted Average Contract
       Rate is below 9.00%)                            9.00%

  (3)  Aggregate Class B1 Interest                204,141.00    10.50000000

  (4)  Amount applied to Unpaid Class
       BI Interest Shortfall                             .00            .00

  (5)  Remaining unpaid Class B1
       Interest Shortfall                                .00            .00

  (6)  Unpaid Class B1 Principal Shortfall
       (if any) following prior Remittance Date          .00

  (7)  Class B Percentage for such Remittance Date
       (until Class B Cross-over Date, and on each
       Remittance Date thereafter unless each Class
       B Principal Distribution Test is satisfied,
       equals zero.  Thereafter, if each Class B
       Principal Distribution Test is satisfied,
       equals 100% minus Class A Percentage)             .00

 (7a)  Class B Percentage for the following
       Remittance Date                                   .00

  (8)  Class B1 Principal (Class B Percentage of
       Formula Principal Distribution Amount)            .00

 (9a)  Class B1 Principal Shortfall                      .00

 (9b)  Unpaid Class B1 Principal Shortfall               .00

 (10)  Class B Principal Balance               40,652,358.00

 (11)  Class B1 Principal Balance              19,442,000.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 9.00%, 9.35%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-7
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                November, 1994
                                    Page 2


                                      CUSIP#'S 393505 DY5, DZ2
                                      REMITTANCE DATE: 12/15/94


                                                            Total $                  Per $1,000
                                                            Amount                    Original
                                                        --------------           ------------------
Class B2 and C Certificates
- -----------------------------
(12)   Remaining Amount Available                          231,369.66

(13)   Class B-2 Remittance Rate (9.35%
       unless Weighted Average Contract
       Rate is less than 9.35%)                                  9.35%

(14)   Aggregate Class B2 Interest                          231,369.66                  10.90833356

(15)   Amount applied to Unpaid Class
       B2 Interest Shortfall                                       .00                          .00

(16)   Remaining Unpaid Class B2
       Interest Shortfall                                          .00                          .00

(17)   Unpaid Class B2 Principal Shortfall
       (if any) following prior Remittance Date                    .00

(18)   Class B2 Principal Liquidation Loss Amount                  .00

(19)   Class B2 Principal (zero until Class B1
       paid down; thereafter, Class B Percentage
       of Formula Principal Distribution Amount)                   .00

(20)   Guarantee Payment                                           .00

(21)   Class B2 Principal Balance                        21,210,358.00

(22)   Monthly Servicing Fee (Deducted from
       Certificate Account balance to arrive
       at Amount Available if the Company is
       not the Servicer; deducted from funds
       remaining after payment of Class A
       Distribution Amount, Class M-1 Distribution
       and Class B1 and B2 Distribution Amount;
       if the Company is the Servicer)                             .00

(23)   3% Guarantee Fee                                            .00

(24)   Class C Residual Payment                                    .00

(25)   Repossessed Contracts                                       .00

(26)   Repossessed Contracts Remaining
       in Inventory                                                .00

(27)   Weighted Average Contract Rate                          11.4185

                                     GTFC
                                    1994-7
                                November, 1994
                         Contracts Repurchased Due to
                    Breach of Representation and Warranties


                                   Repurchase
Account#     Principal   Interest     Amount
- --------     ---------   --------  -----------
16415449     42,810.72     308.95    43,119.67
29412147     33,533.50     242.00    33,775.50
50417813     48,454.02     349.68    48,803.70
52407397     50,779.68     366.46    51,146.14
78400010     48,487.04     349.91    48,836.95
           -----------  ---------  -----------

TOTALS     $224,064.96  $1,617.00  $225,681.96
           ===========  =========  ===========